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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

                         PRIORITY HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)


         Indiana                     000-23249               35-1927379
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     (State or other                (Commission             (IRS Employer
     jurisdiction of                File Number)          Identification No.)
     incorporation)


                         250 Technology Park, Suite 124
                            Lake Mary, Florida 32746
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (407) 804-6700
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE (The information in this Item 9 is being furnished on Form 8-K under Item 12)

Results of Operations and Financial Condition

         On April 17, 2003, Priority Healthcare Corporation (the "Company") issued a press release announcing its operating and financial results for the quarter ended March 29, 2003. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2003

                                        PRIORITY HEALTHCARE CORPORATION


                                        By: /s/ Stephen M. Saft
                                            ----------------------------------
                                            Name:  Stephen M. Saft
                                            Title: Chief Financial Officer
                                                   and Treasurer


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                                INDEX TO EXHIBITS


Exhibit No.       Description
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99.1              Earnings Release - Quarter Ended March 29, 2003.





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